SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|X|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          United Investors Realty Trust
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                (Name of Registrant as Specified In Its Charter)

                   The Committee to Restore Shareholder Value
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

             Filing made pursuant to Rule 14a-12 of the Proxy Rules
                Contents of the Website www.UIRTShareholders.com

The website of The Committee To Restore Shareholder Value contains six links which are entitled "Home", "Litigation", "Press Releases", "Proxy Statement", "Register", and "Contact US". Set forth below are the contents of the website.


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

                   UIRT COMMITTEE TO RESTORE SHAREOLDER VALUE

HOME

      The participants to this solicitation (the "Participants") are set forth in the Preliminary Proxy Statement which was filed by the Committee to Restore Shareholder Value (the "Committee") on March 29, 2001 with the Securities and Exchange Commission (the "Commission"). The Committee is comprised of members that are significant shareholders of United Investors Realty Trust ("UIRT") who continue to be unhappy with the performance of UIRT and believe there is a need for a change in the leadership and direction of UIRT. The Committee was formed in order to consider pursuing various alternative courses of action with respect to the management and operations of UIRT with a view towards increasing shareholder value.

      In general, the Proxy Statement, once available, will seek the vote of all shareholders of UIRT for the amendment to Section 3.3 of UIRT's By-Laws, as well as the vote for all Trust Manager nominees recommended for election by the Committee, who will serve until their are duly elected and qualify. Once available, copies of the Committee's definitive Proxy Statement may be obtained for free, along with all other relevant documents, from the Committee's solicitation agent, Mackenzie Partners, 156 Fifth Avenue, New York, NY 10010,
(800) 322-2885, or from the Commission, at their website, www.sec.gov.

            READ THE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT
                        CONTAINS IMPORTANT INFORMATION.


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

                   UIRT COMMITTEE TO RESTORE SHAREOLDER VALUE

LITIGATION

                        Description of Current Litigation

1. Southwest Securities, Inc, a shareholder of United Investors Realty Trust, suing in the right and name of United Investors Realty Trust

                  vs.

      United Investors Realty Trust, FCA Corp., Robert W. Scharar, Randall D. Keith, R. Steven Hamner, Joseph W. Karp, UIRT/University Park-1, LP, William C. Brooks, Frederick E. Fischer, Josef C. Hermans, EFO Genpar Inc, EFO Holdings, LP and UIRT Investors, LP

      In the District Court, B-44th Judicial District, Dallas County, Texas, Cause No. 00-6206-B

2.    Southwest Securities, Inc.

                  vs.

      United Investors Realty Trust

In the District Court, 61st Judicial District, Harris County, Texas, Cause


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

                   UIRT COMMITTEE TO RESTORE SHAREOLDER VALUE

PRESS RELEASES

[Links to Rule 14a-12 Filings/Press Releases of the Committee To Restore Shareholder Value]


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

                   UIRT COMMITTEE TO RESTORE SHAREOLDER VALUE

PROXY STATEMENT

             [Link to Amendment 3 to the Preliminary Proxy Statement
                filed with the Securities and Exchange Commission
                               on April 24, 2001]


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

                   UIRT COMMITTEE TO RESTORE SHAREOLDER VALUE

REGISTER

[Request for the following information]

[Personal Profile]

Last Name*
First Name*
Home Street Address
City
State
Zip Code
Country - USA
Home Telephone Number*
Home Facsimile Number
Home EMail Address**

[Work / Company Profile]

Company Name
Work Street Address
City
State
Zip Code
Country - USA
Work Telephone Number
Work Facsimile Number
Work EMail Address**

*Required field
**Either a home or work email address must be entered

[Continue]

[Shares / Broker Profile]

Number of Shares Owned*
Brokerage Firm Holding Shares
Broker's Name
Broker's Firm
Broker's Firm Street Address
City
State
Zip Code


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

Country - USA
Broker's 800 Telephone Number
Broker's Facsimile Number
Broker's Email Address

*Required Field


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

                   UIRT COMMITTEE TO RESTORE SHAREOLDER VALUE

CONTACT US

[clicking on this link results in the website visitor being able to send an e-mail transmission to the address UIRTShareholders@swst.com]


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